UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2005

BIOVERIS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-50583	80-0076765
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16020 Industrial Drive Gaithersburg, MD 20877 (Address of Principal Executive Offices)

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On July 20, 2005, the Company announced the retirement of Dr. Richard J. Massey from his position as the Company’s President and Chief Executive Officer, effective August 1, 2005.

Item 8.01	Other Events.

See attached Press Release of the Company, dated July 20, 2005, filed herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005	BIOVERIS CORPORATION By: /s/ George V. Migausky Name: George V. Migausky Title: Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of the Company, dated July 20, 2005